Exhibit 32.1

Certification of Stuart I. Grimshaw, Chief Executive Officer, and Daniel M. Chism, Chief Financial Officer,
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of EZCORP, Inc. hereby certify that (a) EZCORP’s Annual Report on Form 10-K for the year ended September 30, 2018, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and (b) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of EZCORP.

Date: November 14, 2018

/s/ Stuart I. Grimshaw
Stuart I. Grimshaw
Chief Executive Officer

/s/ Daniel M. Chism
Daniel M. Chism
Chief Financial Officer